Exhibit 10

TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated as of February 28, 2005 (this “Agreement”), is entered into by and among ITC^DeltaCom, Inc., a Delaware corporation (“Parent”), Starlight Florida Co., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Co.”), NT Corporation, a Delaware corporation (the “Company”), each of the stockholders of the Company identified on the signature pages hereto under the heading “Principal NTC Stockholders” (each, a “Principal NTC Stockholder” and, collectively, the “Principal NTC Stockholders”), and Network Telephone Corporation, a Delaware corporation.

WHEREAS, Parent, Merger Co., the Company and the Principal NTC Stockholders have entered into an Agreement and Plan of Merger, dated as of September 8, 2004 (the “Merger Agreement”);

WHEREAS, Parent, the Company and Network Telephone Corporation have entered into a Credit Transfer Agreement, dated as of August 24, 2004 (the “Credit Transfer Agreement”);

WHEREAS, Parent, Florida Digital Network, Inc. (“FDN”) and certain other parties have entered into an Agreement and Plan of Merger, dated as of September 8, 2004 (the “FDN Merger Agreement”); and

WHEREAS, Parent, Merger Co., the Company and the Principal NTC Stockholders mutually desire to terminate the Merger Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Each of the following terms is defined for purposes of this Agreement as follows:

    “Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.

    “Controlled Affiliate” with respect to any Person means any Affiliate of such Person that is controlled by such Person.

    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    “Person” means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

    “Principal Parent Stockholders” means, collectively, Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Capital Partners III, L.P. and their respective Affiliates.

2. Payment Under Credit Transfer Agreement.

    (a) Parent, the Company and Network Telephone Corporation hereby agree that, notwithstanding any contrary provision of the Credit Transfer Agreement, the amount of $1,000,000 payable thereunder by Parent’s subsidiaries to the Company or any subsidiaries of the Company (the “Credit Amount”) shall be discharged by Parent’s subsidiaries granting to the Company and Network Telephone Corporation $1,300,000 of service credits, applied on a dollar-for-dollar basis, for telecommunications or related services provided by Parent’s subsidiaries to the Company and its subsidiaries before or after the date hereof pursuant to, and at prices not higher than those set forth in, the applicable service agreements in effect on the date hereof (collectively, the “Service Agreements”). Of the $1,300,000 in service credits referred to above, there shall be deemed paid as of the date hereof the amount indicated in Exhibit A attached hereto, which represents the total amount owed by the Company and its subsidiaries to Parent’s subsidiaries as of the date set forth on said exhibit for each item for telecommunications and other services, excluding only CABS amounts, provided by Parent’s subsidiaries pursuant to the Service Agreements. The Service Agreements shall remain in effect until the first anniversary of the date hereof. The making of the payments in the form of service credits as provided above shall constitute full discharge and satisfaction of payment of the Credit Amount, and none of the Company, Network Telephone Corporation or any other Person shall have any right to any other payment with respect to the Credit Amount.

    (b) Effective as of the date of this Agreement, and without any further action by Parent, the Company or Network Telephone Corporation, the Credit Transfer Agreement shall terminate and have no further force or effect.

3. Termination. Effective as of the date of this Agreement, Parent, Merger Co., the Company and the Principal NTC Stockholders hereby absolutely, irrevocably and unconditionally mutually consent to terminate, and hereby absolutely, irrevocably and unconditionally do terminate, the Merger Agreement pursuant to Section 11.01(a) of the Merger Agreement. As a result of such termination, the Merger Agreement (including, without limitation, Section 11.02 thereof) is void and of no effect.

4. Effect of Termination. Notwithstanding anything to the contrary contained in the Merger Agreement, none of the parties hereto nor any of their respective subsidiaries, officers, directors, shareholders, partners, employees, agents, representatives or Affiliates (including, without limitation, with respect to Parent and Merger Co., the Principal Parent Stockholders), nor any other Person, shall have any liability or obligation under the Merger Agreement, including, without limitation, under any clause of Section 11.02 of the Merger Agreement or under any other provision of the Merger Agreement which, by its terms, or otherwise, may otherwise survive or continue in effect following the termination or expiration of the Merger Agreement.

5. Releases. Effective as of the date of this Agreement, each of Parent, Merger Co., the Company, and each Principal NTC Stockholder, for itself and each of its parents, subsidiaries, predecessors, divisions, committees, shareholders, partners, Affiliates (including, without limitation, with respect to Parent and Merger Co., the Principal Parent Stockholders), successors and assigns and their respective present and former officers, directors, shareholders, agents, employees, representatives and Affiliates, hereby absolutely, irrevocably and unconditionally releases and forever discharges (i) each other party hereto and (ii) each of such other party’s parents, subsidiaries, predecessors, divisions, committees, shareholders, partners, Affiliates (including, without limitation, with respect to Parent and Merger Co., the Principal Parent Stockholders), successors and assigns and their respective present and former officers, directors, shareholders, partners, agents, employees, representatives and Affiliates (such released Persons referred to in clauses (i) and (ii) collectively, the “Released Persons”) of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages judgments, extents, executions, claims and demands whatsoever, known or unknown, matured or unmatured, contingent or fixed, which each ever had, now has or hereafter can, shall, or may have for, upon, or by reason of any matter, cause or thing whatsoever relating to or arising out of or in any way related to the Merger Agreement, other than any matter, cause or thing relating to or arising out of or related to this Agreement or the Confidentiality Agreement, dated as of June 3, 2004, between the Company and Parent (the “Confidentiality Agreement”). The foregoing release shall not apply to any actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages judgments, extents, executions, claims and demands whatsoever, known or unknown, matured or unmatured, contingent or fixed, among or between the Released Persons now or hereafter existing relating to the provision of telecommunications and related services by or between Parent and its subsidiaries, on the one hand, and the Company and its subsidiaries, on the other hand.

6. Publicity and Disclosure. Parent shall file a Current Report on Form 8-K with the Securities and Exchange Commission, which shall describe this Agreement and the transactions contemplated hereby substantially in the form attached hereto as Exhibit B. Except as required by law (including, without limitation, federal securities laws and the rules and regulations thereunder) or, for so long as securities of Parent are listed on the Nasdaq National Market System or SmallCap Market System of the Nasdaq Stock Market, Inc., the Nasdaq Marketplace Rules, or the rules and regulations of any other principal securities exchange, interdealer quotation system or other securities market on which securities of Parent are then traded, no party shall issue any other press release or make any other public statement or public announcement regarding this Agreement or the transactions contemplated thereby, or the circumstances relating to the execution hereof, without the prior written consent, which shall not be unreasonably withheld, conditioned or delayed, of (i) Parent, if such press release is to be issued or such public statement or public announcement is to be made by the Company or any Principal NTC Stockholder or (ii) by the Company, if such press release is to be issued or such public statement or public announcement is to be made by Parent or Merger Co.

7. Confidentiality Agreement. The Company and Parent hereby acknowledge and agree that the Confidentiality Agreement shall remain unaltered and continue in full force and effect in accordance with its terms notwithstanding the execution and delivery of this Agreement or the termination of the Merger Agreement.

8. Representations of the Parties. Each party hereto represents and warrants to each other party that it has all the requisite power and authority to execute, deliver and perform its obligations under this Agreement; that it has taken all necessary actions to authorize such execution, delivery and performance; that such execution, delivery and performance does not violate or conflict with any law applicable to such party, with any provision of any organizational document of such party, or any order, judgment or decree of any court or other agency or governmental instrumentality applicable to such party; and that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and for limitations imposed by general principles of equity. Parent hereby represents to the Company that it has entered into an agreement with FDN terminating the FDN Merger Agreement which is effective as of December 17, 2004.

9. Expenses. All costs and expenses incurred by Parent, Merger Co., the Company or any principal NTC Stockholder in connection with the Merger Agreement or this Agreement shall be paid by the party incurring such cost or expense.

10. Subsequent Transaction. If, at any time within six months after December 17, 2004, Parent or any of Parent’s Controlled Affiliates shall enter into an agreement with FDN or any of FDN’s Controlled Affiliates relating to the acquisition of all or substantially all of the assets of FDN, the acquisition of a majority of the capital stock of FDN, or any other transaction substantially similar to the business combination transaction contemplated by the FDN Merger Agreement, Parent shall pay $2,000,000 in cash to the Company upon the consummation of such transaction.

11. Termination Fees. If, after the date hereof, the Company shall discontinue providing services in any market in which telecommunication services are provided by Parent’s subsidiaries to the Company or any of its subsidiaries pursuant to a Service Agreement, Parent shall cause any early termination fees, minimum purchase obligations or similar fees under such Service Agreement to be waived in connection with such discontinuation of services.

12. Governing Law. ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, EXCLUDING THE CHOICE OF LAW RULES THEREOF.

13. Submission to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of Georgia located in the City of Atlanta, or if such court does not have jurisdiction, to the exclusive jurisdiction of the state courts of the State of Georgia located in Fulton County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 18 shall be effective service of process for any action, suit or proceeding in Georgia with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the United States District Court for the Northern District of Georgia or (ii) the state courts of the State of Georgia located in Fulton County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

14. Amendments; No Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

15. Counterparts; Effectiveness. This Agreement may be signed by any number of counterparts, with the same effectiveness as if the signatories thereto and hereto were upon the same instrument. This Agreement, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

16. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

17. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto, their respective heirs, devisees, executors, administrators, legal representatives, successors and permitted assigns, and all Released Persons. No party hereto may assign this Agreement (other than in connection with (i) any assignment deemed to occur by operation of law or (ii) any change in control of the Company or the sale of all or substantially all of the assets of the Company and the Company’s subsidiaries, considered as a single enterprise) to any other Person without the prior written consent of the other parties hereto.

18. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to Parent or Merger Co. to:

ITC^DeltaCom, Inc.

1791 O.G. Skinner Drive

West Point, Georgia 31833

Attention: Chief Financial Officer Facsimile: (706) 385-8801

with copies (which shall not constitute notice) to:

ITC^DeltaCom, Inc.

7037 Old Madison Pike

Suite 400

Huntsville, Alabama 35806

Attention: General Counsel

Facsimile: (256) 382-3936

Hogan & Hartson L.L.P.

8300 Greensboro Drive

McLean, Virginia 22102

Attention: Richard J. Parrino

                  Robert A. Welp

Facsimile: (703) 610-6200

if to the Company, to:

NT Corporation

40 South Palafox Place

Pensacola, FL 32502

Attention: Chief Financial Officer

Facsimile: (850) 470-9641

with copies (which shall not constitute notice) to:

Lozier, Thames & Frazier, P.A.

24 West Chase Street

Pensacola, FL 32502

Attention: Daniel R. Lozier

Facsimile: (850) 469-0006

Latham & Watkins, LLP

555 Eleventh Street, NW

Suite 1000

Washington, DC 20004

Attention: David M. McPherson

Facsimile: (202) 637-2201

if to any Principal NTC Stockholder, to such Principal NTC Stockholder care of James P. TenBrook, Managing Director, Wind Point Partners, at the following address or telecopy number:

One Town Square

Suite 780

Southfield, MI 48076

Facsimile: (248) 945-7220

with a copy (which shall not constitute notice) to:

Cooley Godward LLP

3175 Hanover Street

Palo Alto, CA 94304-1130

Attention: Mark Tanoury

Facsimile: (650) 843-5016

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate telecopy confirmation is received or (ii) if given by any other means, when delivered at the address specified in this Section.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ITC^DELTACOM, INC

By:	/s/ J. Thomas Mullis
Name: J. Thomas Mullis
Title: Senior Vice President-Legal and Regulatory

STARLIGHT FLORIDA CO.

By:	/s/ J. Thomas Mullis
Name: J. Thomas Mullis
Title: Senior Vice President, General Counsel and Secretary

NT CORPORATION

By:	/s/ Leo J. Cyr
Name: Leo J. Cyr
Title: President

NETWORK TELEPHONE CORPORATION

By:	/s/ Leo J. Cyr
Name: Leo J. Cyr
Title: President

PRINCIPAL NTC STOCKHOLDERS: WIND POINT PARTNERS IV, L.P.

By:	Wind Point Investors IV, L.P.
Its:	General Partner

By:	Wind Point Advisors IV, L.P.
Its:	General Partner

By:	/s/ James P. TenBroek
Title:	Managing Director

By:	/s/
Title:	Managing Director

WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.

By:	Wind Point Investors IV, L.P.
Its:	General Partner

By:	Wind Point Advisors IV, L.P.
Its:	General Partner

By:	/s/ James P. TenBroek
Title:	Managing Director

By:	/s/
Title:	Managing Director

WIND POINT ASSOCIATES IV, L.L.C.

By:	Wind Point Investors IV, L.P.
Its:	Manager

By:	Wind Point Advisors LLC
Its:	General Partner

By:	/s/ James P. TenBroek
Title:	Managing Director

By:	/s/
Title:	Managing Director

MORGAN KEEGAN OPPORTUNITY FUND, L.P.

By:	/s/ Kimble Jenkins
Name: Kimble Jenkins
Title: Vice President

MORGAN KEEGAN EMPLOYEE INVESTMENT FUND, L.P.

By:	/s/ Kimble Jenkins
Name: Kimble Jenkins
Title: Vice President

SPECTRUM EQUITY INVESTORS III, L.P.

By:	Spectrum Equity Associates III, L.P., its General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Title: General Partner

SEI ENTREPRENEURS’ FUND, L.P.

By:	SEI III Entrepreneurs’ LLC its General Partner

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Title: General Partner

SPECTRUM III INVESTMENT MANAGERS’ FUND, L.P.

By:	/s/ Victor E. Parker
Name: Victor E. Parker
Title: General Partner

ONSET ENTERPRISE ASSOCIATES III, L.P.

By:	OEA III Management, LLC its General Partner

By:	/s/ Robert F. Kuhling
Name: Robert F. Kuhling
Title: Managing Director

CENTURYTEL, INC.

By:	/s/ Stacey W. Goff
Name: Stacey W. Goff
Title: SVP & General Counsel

PRIVATE EQUITY INVESTORS IV, L.P.

By:	/s/ Andre J. McSherry
Name: Andre J. McSherry
Title: Attorney-in-fact

DIAMOND ONE INVESTORS, LLC

By:	/s/ Matthew W. Durney
Name: Matthew W. Durney
Title: Manager

LEHMAN BROTHERS COMMUNICATIONS ASSOCIATES INC.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS COMMUNICATIONS FUND L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS OFFSHORE COMMUNICATIONS FUND L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS COMMUNICATIONS PARTNERS L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS OFFSHORE COMMUNICATIONS PARTNERS L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS COMMUNICATIONS CAPITAL PARTNERS I, L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS COMMUNICATIONS INVESTORS L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS P.A., LLC

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President

LEHMAN BROTHERS COMMUNICATIONS PARTNERSHIP

By:	/s/ Thomas E. Banahan
Name: Thomas E. Banahan
Title: Vice President